SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                              FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934



      Date of Report (date of earliest event reported):  August 14, 1996


                         HVIDE MARINE INCORPORATED
          (Exact name of registrant as specified in its charter)


 FLORIDA                      1-11863                            65-0524593
 (State of               (Commission File No.)                (IRS Employer
 Incorporation)                                             Identification No.)


                       2200 ELLER DRIVE, P.O. BOX 13038
                        FORT LAUDERDALE, FLORIDA 33316
         (Address of principal executive offices, including zip code)


                                (954)523-2200
              (Registrant's telephone number, including area code)




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Item 2.  Acquisition or Disposition of Assets

     On August 14 and 15, 1996, the Company completed the acquisitions of (i) three chemical carriers (the "OMI Chemical Carriers") and the 50% interest in Ocean Specialty Tankers Corporation that it did not already own from OMI Corp.,
(ii) eight offshore supply boats (the "Seal Fleet Vessels") from Seal Fleet, Inc. and certain partnerships, (iii) a 120-foot crew boat named the Carol from Leppaluoto Offshore Marine, Inc., and (iv) two 175-foot offshore supply boats from IMI Marine Operations, Inc. A copy of the Company's press release announcing these acquisitions is filed as an exhibit to this Form 8-K. Information regarding such acquisitions was previously reported by the Company in its registration statement on Form S-1 (File No. 33-78166) and its related prospectus dated August 8, 1996.

Item 7.  Financial Statements and Exhibits

     (a) and (b). Financial statements relating to the OMI Chemical Carriers and the Seal Fleet Vessels and certain pro forma financial information relating to the acquisitions described under Item 2 were previously reported in the Company's registration statement on Form S-1 (File No. 33-78166) and its related prospectus dated August 8, 1996.

     (c).  Exhibit  99 - Press Release



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HVIDE MARINE INCORPORATED


                                     By:    /S/ GENE DOUGLAS
                                                Gene Douglas
                                             Vice President-Legal
                                             and General Counsel


Date:  August 23, 1996



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